UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

    Preliminary Proxy Statement

    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    Definitive Proxy Statement

    Definitive Additional Materials

    Soliciting Material Pursuant to §240.14a-12

ARMOR HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ARMOR HOLDINGS, INC.
13386 INTERNATIONAL PARKWAY
JACKSONVILLE, FLORIDA 32218

IMPORTANT CASH MERGER VOTE – PLEASE VOTE TODAY!

July 13, 2007

Dear Fellow Stockholder:

According to our latest records, we have not received your voting instructions for the important special meeting of stockholders of Armor Holdings, Inc., to be held on July 25, 2007. At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger among BAE Systems, Inc., Armor Holdings, Inc. and Jaguar Acquisition Sub Inc. If the merger agreement is approved and the merger is completed, each outstanding share of Armor’s common stock that you own will be entitled to receive $88.00 in cash. Your vote is extremely important, regardless of the number of shares of Armor’s common stock that you own. Please note that the proposal to approve the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote at the special meeting.

Please use one of the following methods to promptly provide your voting instructions:

1.	Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.

2.	Vote by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.

3.	Vote by Mail: Sign, date and return your voting instruction form in the postage-paid return envelope provided.

For the reasons set forth in the proxy statement, dated June 26, 2007, your Board of Directors unanimously recommends that you vote ‘‘FOR’’ the adoption of the merger agreement and ‘‘FOR’’ the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit addition proxies. If you do not vote, it has the same effect as a vote ‘‘against’’ the proposal to adopt the merger agreement. We respectfully request that you vote your shares at your earliest convenience.

If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc. toll free at (800) 769-4414. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Cordially,
ARMOR HOLDINGS, INC.
/s/ Warren B. Kanders Warren B. Kanders Chief Executive Officer and Chairman of the Board

ARMOR HOLDINGS, INC.
13386 INTERNATIONAL PARKWAY
JACKSONVILLE, FLORIDA 32218

IMPORTANT CASH MERGER VOTE – PLEASE VOTE TODAY!

July 13, 2007

Dear Fellow Stockholder:

According to our latest records, we have not received your voting instructions for the important special meeting of stockholders of Armor Holdings, Inc., to be held on July 25, 2007. At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger among BAE Systems, Inc., Armor Holdings, Inc. and Jaguar Acquisition Sub Inc. If the merger agreement is approved and the merger is completed, each outstanding share of Armor’s common stock that you own will be entitled to receive $88.00 in cash. Your vote is extremely important, regardless of the number of shares of Armor’s common stock that you own. Please note that the proposal to approve the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote at the special meeting.

Please use one of the following methods to promptly provide your voting instructions:

1.	Vote by Internet: Go to the website www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page.

2.	Vote by Telephone: Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

3.	Vote by Mail: Date, sign and mail your proxy card in the envelope provided as soon as possible.

For the reasons set forth in the proxy statement, dated June 26, 2007, your Board of Directors unanimously recommends that you vote ‘‘FOR’’ the adoption of the merger agreement and ‘‘FOR’’ the approval of any proposal to postpone or adjourn the special meeting to a later date to solicit addition proxies. If you do not vote, it has the same effect as a vote ‘‘against’’ the proposal to adopt the merger agreement. We respectfully request that you vote your shares at your earliest convenience.

If you have any questions or need assistance voting your shares, please call D.F. King & Co., Inc. toll free at (800) 769-4414. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Cordially,
ARMOR HOLDINGS, INC.
/s/ Warren B. Kanders Warren B. Kanders Chief Executive Officer and Chairman of the Board

About Armor Holdings, Inc.

Armor Holdings, Inc. (NYSE:AH) is a diversified manufacturer of branded products for the military, law enforcement, and personnel safety markets. Additional information can be found at www.armorholdings.com.

Additional Information

The Company has filed with the Securities and Exchange Commission (‘‘SEC’’) a definitive proxy statement and other relevant documents and has mailed the definitive proxy statement to security holders in connection with the proposed transaction. WE URGE INVESTORS TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. A definitive proxy statement has been sent to security holders of the Company seeking approval of the proposed transaction. Investors are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. These documents may also be obtained for free from Armor Holdings, Inc. by directing a request to Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.

Participants In Solicitation

Armor Holdings, Inc. and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Armor Holdings, Inc.’s stockholders in respect of the proposed transaction. Information regarding Armor Holdings, Inc.’s participants is available in Armor Holdings, Inc.’s definitive proxy statement, dated April 27, 2007, for its 2007 annual meeting of stockholders, which is filed with the SEC.

Armor Holdings Safe Harbor Language

Information in this release may involve guidance, expectations, beliefs, plans, intentions or strategies regarding the future. The Company may use words such as ‘‘anticipates,’’ ‘‘believes,’’ ‘‘plans,’’ ‘‘expects,’’ ‘‘intends,’’ ‘‘future,’’ and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Registration Statement on Form S-3, its 2006 Form 10-K and amendments thereto and most recently filed Forms 8-K and 10-Q. All forward-looking statements included in this release are based upon information available to Armor Holdings, Inc., as of the date of the release, and we assume no obligation to update any such forward looking statements. Numerous factors could cause or contribute to such risks and uncertainties. Such factors include risks and uncertainties specific to this transaction, including but not limited to adverse effects on the market price of the company’s common stock and on the company’s operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction).